UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2006
                                                         -----------------


                              JACK IN THE BOX INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                        1-9390                   95-2698708
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)          Identification Number)


   9330 BALBOA AVENUE, SAN DIEGO, CA                          92123
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS
              -------------------------------------------------

On November 9, 2006, effective immediately, the Board of Directors approved amendment and restatement of the Corporation's by-laws for the primary purpose of amending Article II in order to incorporate provisions for the electronic delivery of notices and other materials to shareholders. The provisions that were revised are now set forth in Sections 2.04 through 2.11 of the amended and restated by-laws. The amended and restated by-laws are attached as Exhibit 3.2.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------
              (C) EXHIBITS

The following exhibit is filed as part of this report:

Exhibit
  No.         Description
-------       -----------
3.2           Amended and Restated By-laws of Jack in the Box Inc.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   JACK IN THE BOX INC.
                                          By:      /s/ JERRY P. REBEL
                                                   -----------------------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)
                                                   Date: November 13, 2006